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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 11, 2002
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                Date of Report (Date of Earliest Event Reported)


                           TOYMAX INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-23215                                           11-3391335
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(Commission File Number)                       (IRS Employer Identification No.)


                              c/o JAKKS PACIFIC, INC.
                            22619 Pacific Coast Highway
                             Malibu, California 90265
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               (Address of Principal Executive Offices, Zip Code)


                                 (516) 391-9898
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              (Registrant's telephone number, including area code)


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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

         On March 11, 2002 (the "Closing Date"), a change in control of Toymax International, Inc. (the "Company") occurred upon the consummation of the terms of the Stock Purchase Agreement, dated as of February 10, 2002, by and among the Company, JAKKS Pacific, Inc. ("JAKKS") and four of the Company's principal stockholders (the "Stock Purchase Agreement"). In the first stage of a two stage transaction (the "Transaction"), pursuant to the Stock Purchase Agreement, JAKKS acquired a majority of the shares of outstanding common stock of the Company. The Company expects that the second stage of the Transaction, the Merger (as described below), will occur within the next several months.

         On the Closing Date, the first stage of the Transaction was completed when JAKKS obtained voting control of the Company by purchasing approximately
8.1 million shares of the Company's common stock, representing approximately 65.8% of its outstanding shares (the "Stock Purchase"), from Best Phase Limited, Hargo Barbados Limited, Steven A. Lebensfeld and Harvey Goldberg (the "Principal Stockholders"), for an aggregate purchase price of approximately $36.4 million, consisting of $24.3 million in cash and 646,384 shares of JAKKS common stock. JAKKS paid the cash portion of the purchase price in connection with the Stock Purchase out of working capital. As a result of the Stock Purchase and open market purchases, JAKKS beneficially owns 8,232,819 shares of common stock of the Company, representing approximately 66.8% of the number of shares outstanding on the Closing Date.

         Following the closing of the Stock Purchase, JAKKS obtained management control of the Company in accordance with the terms of the Stock Purchase Agreement and a letter agreement among the Company, JAKKS and the Principal Stockholders modifying the terms of the Stock Purchase Agreement (the "Letter Agreement"). On the Closing Date, pursuant to the Letter Agreement, David Ki Kwan Chu, Steven Lebensfeld and Harvey Goldberg resigned as directors of the Company and the remaining directors (Joel Handel, Dan Almagor, Eric Inspektor and Oren Asher) elected Jack Friedman and Stephen G. Berman, who are current directors of JAKKS, to serve as directors of the Company. On March 16, 2002, pursuant to the Letter Agreement, Oren Asher and Eric Inspektor resigned as directors of the Company and the remaining directors (Joel Handel, Dan Almagor, Jack Friedman and Stephen G. Berman) increased the number of directors from seven to eight and elected David C. Blatte, Robert E. Glick, Michael G. Miller and Murray L. Skala, all of whom are current directors of JAKKS, to serve as the remaining four directors of the Company. The directors of the Company, as of March 16, 2002, are Jack Friedman, Stephen G. Berman, David C. Blatte, Robert E. Glick, Michael G. Miller, Murray L. Skala, Joel M. Handel and Dan Almagor. The foregoing description of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, a copy of which is included as Exhibit 2.3 to this report and incorporated herein by reference.

         In the second stage of the Transaction, pursuant to an Agreement of Merger (the "Merger Agreement"), dated as of February 10, 2002, by and among the Company, JAKKS and JP/TII Acquisition Corp., a wholly-owned subsidiary of JAKKS (the "Merger Subsidiary"), the Merger Subsidiary will merge with and into the Company and the Company will become a wholly-owned subsidiary of JAKKS (the "Merger"). JAKKS will pay merger consideration to the Company's remaining stockholders (other than JAKKS or its affiliates) in an aggregate amount of approximately $18,516,000, consisting of a combination of cash and JAKKS common stock and subject to certain adjustments as provided in the Merger Agreement. JAKKS currently intends to fund the cash portion of the merger consideration and any indebtedness of the Company required to be repaid in connection with the Transaction from JAKKS' working capital/cash accounts. JAKKS may also fund the payment of all or any part of such amounts from proceeds drawn under JAKKS' credit facility with Bank of America, N.A. and the other banks party to JAKKS' loan agreement dated as of October 12, 2001, as amended. After the effective time of the Merger, the number of directors constituting the board of directors of the Company will be two, and the two incumbent directors of the Merger Subsidiary will become the directors of the Company. The


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Federal Trade Commission has granted the Company's request for early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the Transaction. Consummation of the Merger is subject to certain conditions to closing, including without limitation, the fairness opinion rendered by Morgan Lewis Githens & Ahn, Inc. shall not have been withdrawn, rescinded or adversely updated or modified and approval of the Company's stockholders.

         The foregoing description of the Stock Purchase and the Merger is qualified in its entirety by reference to the Stock Purchase Agreement and the Merger Agreement, copies of which are included as Exhibit 2.1 and 2.2 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 22, 2002 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits. THE FOLLOWING DOCUMENTS ARE BEING FILED BY THE COMPANY AS EXHIBITS TO THIS REPORT.

EXHIBITS
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     *2.1        Stock Purchase Agreement, dated as of February 10, 2002, by and among JAKKS, the Company and the Principal Stockholders.

     *2.2 Agreement of Merger, dated as of February 10, 2002, by and among JAKKS, the Merger Subsidiary and the Company.

      2.3 Letter Agreement, dated March 11, 2002, among the Company, JAKKS and the Principal Stockholders.

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* Incorporated herein by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOYMAX INTERNATIONAL, INC.
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                                              (Registrant)



                                   By:      /s/ Joel M. Bennett
                                       ----------------------------------------
                                       Joel M. Bennett
                                       Vice President, Chief Financial Officer
                                       and Assistant Secretary

Dated:  March 18, 2002



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                                  EXHIBIT INDEX

EXHIBIT NO.        DOCUMENT
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      *2.1         Stock Purchase Agreement, dated as of February 10, 2002, by and among JAKKS, the Company and the Principal Stockholders.

      *2.2 Agreement of Merger, dated as of February 10, 2002, by and among JAKKS, the Merger Subsidiary and the Company.

       2.3 Letter Agreement, dated March 11, 2002, among the Company, JAKKS and the Principal Stockholders.

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* Incorporated herein by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2002.



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